UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: March 30, 2007


                            TONGA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50619
-------------------------------------             ----------------------
  (State or other jurisdiction of                   (Commission File
           incorporation)                            Number)

                                   84-1069035
                       ---------------------------------
                          (IRS Employer Identification
                           Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
               (Address of Principal Executive Offices) (Zip Code)


                                  (281)334-5161
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


         On March 28, 2007, management of Tonga Capital Corporation (the "Company"), in finalizing the audit of the Company's financial statements for the year ended December 31, 2006 and in consultation with Malone & Bailey, the Company's independent registered public accounting firm, determined that a restatement of the Company's financial statements at and for quarterly periods ended June 30, 2006 and September 30, 2006 is required. The Company will be including the effects of these restatements in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Reverse Merger Accounting

            On June 30, 2006, the Company acquired 100% of the issued and outstanding common stock of Momentum Biofuels, Inc. as reported in the Current Report on Form 8K 12g3 filed with the Securities and Exchange Commission (SEC) on June 5, 2006 and in the Amended Current Report on Form 8K 12g3/A filed with the SEC on July 18, 2006. In connection with the Plan and Agreement of Reorganization, the Company issued a Non-interest bearing Promissory Note for $400,000, payable in 90 days (the "Note"), the Note was issued to former shareholders of the Company. The Note effected the retirement to treasury of 16,525,000 shares of common stock. These shares were then cancelled by the Company.

     The Company originally accounted for this transaction as a stock redemption. Management has determined that rather then accounting for the transaction as a stock redemption that in accordance with SAB 103 and CIRP.T.GuideAcctRules.ReverseAcquis.1999, the Company will account for the transaction as a recapitalization expense. The effect of this error was an increase in our net loss attributable to common shareholders for both periods. For the period ending June 30, 2006, the effect on our balance sheet was a decrease in total assets, an increase in total liabilities and a decrease in stockholder's equity. For the period ending September 30, 2006, the effect on our balance sheet was an increase in total assets, an increase in total liabilities and an increase in stockholder's equity.


         The Company intends to file an amendment to its quarterly reports on Form 10-QSB for the quarterly period ended June 30, 2006 and for the quarterly period ended September 30, 2006 to reflect the conclusions and facts briefly described above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          TONGA CAPITAL CORPORATION

                                    By: /s/Barent W. Cater
                                        -------------------
                                           Barent W. Cater, President and
                                           Chief Executive Officer


                                         Date: March 30, 2007